SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 2, 2008

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES, FEDERAL EXPRESS CORPORATION
NOTE-BACKED SERIES 2001-37 TRUST
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(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31856	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lehman ABS Corporation 745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of December 27, 2001.

Item 8.01.    OTHER EVENTS

On January 2, 2008, distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Federal Express Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For information on Federal Express Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under Federal Express Corporation’s Exchange Act file number, 001-07806.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Federal Express Corporation may be accessed on this site.  Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Certificate Holders for the period ending January 1, 2008.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 2, 2008

Lehman ABS Corporation

By: /s/ Charles M. Weaver
Name: Charles M. Weaver
Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number --------------------	Description ----------------

1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Certificate Holders for the period ending January 1, 2008

4